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                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 30, 2002, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-90106) of Chicago Mercantile Exchange Holdings Inc. dated November 18, 2002.

                                     /s/ ERNST & YOUNG LLP
                                     ---------------------
                                         ERNST & YOUNG LLP


Chicago, Illinois
November 11, 2002